                                                              EXHIBIT 10(j)(xii)

                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                            KING OF PRUSSIA, PA 19406


                                  June 27, 1997


PNC Bank, National Association,
  as Agent
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA  15265
Attn:  Marcie Knittel, Vice President

         RE:      Eleventh Amendment to Credit Agreement (the "Eleventh
                  Amendment")

Dear Marcie:

            We refer to that certain Credit Agreement, dated as of May 27, 1994, as amended (the "Credit Agreement"), by and among NovaCare, Inc. ("NovaCare") and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association, as agent for the Banks ("Agent"). Defined terms used herein, not otherwise defined herein, shall have the meanings given to them under the Credit Agreement as amended hereby.

            The Borrowers and Guarantors, the Banks and the Agent hereby desire to amend the Credit Agreement, as hereinafter provided.

            The parties hereto in consideration of their mutual covenants and agreements hereinafter set forth, and intending to be legally bound hereby, covenant and agree as follows:

                                    AGREEMENT

      1.    Amendment of Credit Agreement

            The parties hereto do hereby modify and amend the Credit Agreement as follows:

            (a) Cover page is hereby amended by deleting in line 1 the number "$175,000,000" and inserting in lieu thereof the number "190,000,000".

            (b) Recital paragraph 1, page 1, is hereby amended by deleting in line 3 the number "$175,000,000" and inserting in lieu thereof the number "$190,000,000".

            (c) Upon the effectiveness of this Eleventh Amendment and for periods subsequent to such effective date, Bank One, Kentucky, NA ("Bank One") shall be a Bank party to the Credit Agreement.

      2.    Amendment to Schedules.

            (a) Schedules. Schedule 1.01(B) [List of Banks, Commitments and Closing Fees] and Schedule 6.01(c) [Subsidiaries] to the Agreement are hereby amended and restated in their entirety in the form of such Schedules attached hereto as Exhibit I and Exhibit II respectively.

      3.    Conditions of Effectiveness.

            The effectiveness of this Eleventh Amendment is expressly conditioned upon the occurrence and completion of all of the following: (i) the Agent's receipt of counterparts of this Eleventh Amendment duly executed by the Borrowers, the Guarantors and the Banks; (ii) the Agent's receipt of a certificate signed by the Secretary or Assistant Secretary of the Borrowers and Guarantors, certifying as to all action taken by the Borrowers and Guarantors to authorize the execution, delivery and performance of this Eleventh Amendment;
(iii) the Agent's receipt of a Confirmation of Guaranty duly executed by the Guarantors in the form of Exhibit III attached hereto; (iv) an opinion of Peter
D. Bewley, General Counsel of the Loan Parties reasonably satisfactory to the Agent regarding this Eleventh Amendment; and (iv) each Borrower shall have delivered to the Agent on behalf of Bank One a Note in the amount of Bank One's Commitment.

            This Eleventh Amendment shall be dated as of and shall be effective as of the date and year first above written which shall be the date of satisfaction of all conditions precedent to effectiveness as set forth in this
Section 3.

      4.    Consent of All Banks.

            Pursuant to Section 11.01(b) of the Credit Agreement, this Eleventh Amendment shall require the written consent of all of the Banks.

      5.    Full Force and Effect.

            Except as expressly modified and amended by this Eleventh Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

      6.    Costs, Expenses, Disbursements.

            The Borrowers hereby agree to reimburse the Agent and the Banks on demand for all costs, expenses and disbursements relating to this Eleventh Amendment which are payable by the Borrowers as provided in Section 10.05 of the Credit Agreement.

      7.    Counterparts.

            This Eleventh Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of such counterparts shall together constitute one and the same instrument.

      8.    Governing Law.

            This Eleventh Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                              [INTENTIONALLY BLANK]

        [Signature Page 1 of 6 to Eleventh Amendment, Waiver and Consent]

            IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                    BORROWERS AND GUARANTORS:

ATTEST:
                                    NOVACARE, INC., a Delaware corporation, and each of the other BORROWERS listed on
                                    Schedule 6.01(c) of the Credit Agreement
                                    (which Schedule is attached hereto as
                                    Exhibit II) and each of the GUARANTORS
                                    listed on Schedule 6.01(c) of the Credit
                                    Agreement (which Schedule is attached
                                    hereto as Exhibit II), other than those
                                    listed below


By: /s/ Peter D. Bewley             By: /s/ Richard A. McDonald
    ---------------------------         ------------------------------
                                        Richard A. McDonald    [Name],
                                        ------------------------------
   [Seal]                           the Vice President         [Title]
                                        ------------------------------
                                    of each Borrower and Guarantor listed on
                                    Schedule 6.01(c) of the Credit Agreement
                                    (which Schedule is attached hereto as
                                    Exhibit II), other than those listed below,
                                    which is a corporation and of each general
                                    partner of each Borrower and Guarantor which
                                    is a partnership

                                    Address for Notices for each of the
                                    foregoing Borrowers and Guarantors:

                                    1016 West Ninth Avenue
                                    King of Prussia, PA  19406

                                    Telecopier No. (610) 992-3328
                                    Attention:  Chief Financial Officer
                                    Telephone No.  (610) 992-7200

        [Signature Page 2 of 6 to Eleventh Amendment, Waiver and Consent]



                                     AGENT:

                                     PNC BANK, NATIONAL ASSOCIATION, as Agent

                                     By: /s/ Marcie D. Knittel
                                        _____________________________________
                                     Title:  V.P.

                                     Address for Notices:

                                     One PNC Plaza
                                     Fifth Avenue and Wood Street
                                     Pittsburgh, PA  15265

                                     Telecopier No. (412) 762-2784
                                     Attention: Regional Healthcare Group
                                     Telephone No.  (412) 762-8343


                                     BANKS:

                                     PNC BANK, NATIONAL ASSOCIATION


                                     By: /s/ Marcie D. Knittel
                                        _____________________________________
                                     Title:  V.P.

                                     Address for Notices:

                                     One PNC Plaza
                                     Fifth Avenue and Wood Street
                                     Pittsburgh, PA  15265

                                     Telecopier No. (412) 762-2784
                                     Attention: Regional Healthcare Group
                                     Telephone No.  (412) 762-8343

        [Signature Page 3 of 6 to Eleventh Amendment, Waiver and Consent]


                                     CORESTATES BANK, N.A.

                                     By: /s/ Lisa S. Rothenberger
                                         ___________________________________
                                     Name:   Lisa S. Rothenberger
                                     Title:  Commercial Officer

                                     Address for Notices:

                                     1339 Chestnut Street
                                     P.O. Box 7618
                                     FC 1-8-3-22
                                     Philadelphia, PA 19101

                                     Telecopier No. (215) 973-2738
                                     Attention:  Jennifer W. Leibowitz
                                                 Assistant Vice President
                                     Telephone No.  (215) 786-3972

                                     FIRST UNION NATIONAL BANK
                                     OF NORTH CAROLINA

                                     By: /s/ Joseph H. Towell
                                        _____________________________________
                                     Name:   Joseph H. Towell
                                     Title:  Senior Vice President

                                     Address for Notices:

                                     One First Union Center
                                     301 S. Giles Street
                                     Charlotte, NC  28288-0735

                                     Telecopier No. (704) 383-9144
                                     Attention: Terence Moore
                                                Assistant Vice President
                                     Telephone No.  (704) 383-5212

        [Signature Page 4 of 6 to Eleventh Amendment, Waiver and Consent]


                                     FLEET NATIONAL BANK

                                     By: /s/ Maryann S. Smith
                                        -------------------------------------
                                     Name:  Maryann S. Smith
                                     Title: Vice President

                                     Address for Notices:

                                     Health Care and Non Profit Group
                                     Fleet Center MA BOF 04A
                                     75 State Street
                                     Boston, MA 02109-1810

                                     Telecopier No.  (617) 346-0610
                                     Attention:  Maryann S. Smith
                                                 Vice President
                                     Telephone No.   (617) 346-1594

                                     MELLON BANK, N.A.

                                     By: /s/ Colleen Cunniffee
                                        -------------------------------------
                                     Name:  Colleen Cunniffee
                                     Title: Banking Officer

                                     Address for Notices:

                                     Healthcare Banking
                                     Plymouth Meeting/Exec. Campus
                                     610 W. Germantown Pike
                                     Suite 200/AIM #19E-0246
                                     Plymouth Meeting, PA  19462

                                     Telecopier No. (610) 941-4136
                                     Attention:  Colleen Cunniffee
                                                 Banking Officer
                                     Telephone No.  (610) 941-8426

        [Signature Page 5 of 6 to Eleventh Amendment, Waiver and Consent]


                                     NATIONSBANK, N.A.


                                     By: /s/ Kevin Wagley
                                        -------------------------------------
                                     Name:  Kevin Wagley
                                     Title: Vice President

                                     Address for Notices:

                                     Healthcare Finance Group
                                     One NationsBank Plaza
                                     Fifth Floor
                                     Nashville, TN 37239-1697

                                     Telecopier No. (615) 749-4640
                                     Attention:  Kevin Wagley
                                                 Vice President
                                     Telephone No. (615) 749-3802

                                     THE BANK OF NEW YORK


                                     By: /s/ Peter H. Abdill
                                        -------------------------------------
                                     Name:  Peter H. Abdill
                                     Title: Vice President

                                     Address for Notices:

                                     Northeastern Division
                                     One Wall Street
                                     22nd Floor
                                     New York, NY 10286

                                     Telecopier No. (212) 635-6999
                                     Attention:   Peter Abdill
                                                  Vice President
                                     Telephone No. (212) 635-6987

        [Signature Page 6 of 6 to Eleventh Amendment, Waiver and Consent]


                                     SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                     By:    /s/ Ronald K. Rueve
                                         ------------------------------------
                                     Name:  Ronald K. Rueve
                                     Title: Vice President

                                     Address for Notices:

                                     Healthcare Banking Group
                                     0-1106, Tower 10
                                     200 South Orange Avenue
                                     Orlando, FL  32801

                                     Telecopier No. (407) 237-2491
                                     Attention:  Jeffrey R. Dickson
                                                 First Vice President
                                     Telephone No. (407) 237-4541


                                     BANK ONE, KENTUCKY, NA


                                     By:    /s/ Todd D. Munson
                                         ------------------------------------
                                     Name:  Todd D. Munson
                                     Title: Sr. V.P.

                                     Address for Notices:

                                     Internal Zip KY1-2216
                                     416 West Jefferson Street
                                     Louisville, KY 40202


                                     Telecopier No. (502) 566-2367
                                     Attention:  Todd Munson
                                                 Sr. Vice President
                                     Telephone No. (502) 566-2640

STATE OF GEORGIA

COUNTY OF FULTON


            On the _____ day of ___________, 1997 personally appeared ___________________, as the __________ President of SunTrust Bank, Central Florida, National Association, and before me executed the attached Eleventh Amendment Waiver and Consent dated as of _____________, 1997 to the Credit Agreement between NovaCare, Inc., with SunTrust Bank, Central Florida, National Association, as Lender.

            IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


                               /s/ Tonya Adams

                               Signature of Notary Public, State of
                               Notary Public, Coweta County, Georgia
                               My Commission Expires May 6, 2001

                               Tonya Adams
                               Personally known    X;
                                                  ---
                               OR Produced Identification

                               Type of identification produced:________________

                               ________________________________________________

                        [EXHIBIT I TO ELEVENTH AMENDMENT]


                                SCHEDULE 1.01(B)

                              COMMITMENTS OF BANKS

                                                                        Revolving
                                                Participation            Credit
                Bank                              Percentage            Commitment
                ----                              ----------            ----------
PNC Bank, National Association                   21.052631578          $ 40,000,000

Mellon Bank, N.A.                                14.473684211          $ 27,500,000

NationsBank, N.A.                                13.157894737          $ 25,000,000

CoreStates Bank, N.A.                            10.526315790          $ 20,000,000

SunTrust Bank, Central Florida, N.A.              9.210526316          $ 17,500,000

Fleet  National Bank                              7.894736842          $ 15,000,000

First Union National Bank of North Carolina       7.894736842          $ 15,000,000

The Bank of New York                              7.894736842          $ 15,000,000

Bank One, Kentucky, NA                            7.894736842          $ 15,000,000

                                     TOTAL      100.000000000%         $190,000,000
                                                ==============         ============